UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (Date of earliest event reported): January 29, 2020
MUELLER WATER PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Abernathy Road, Suite 1200
Atlanta, Georgia 30328
(Address of Principal Executive Offices)
(770) 206-4200
(Registrant's telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	MWA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
Mueller Water Products, Inc. (the "Company") held its annual meeting of stockholders on January 29, 2020. The stockholders of the Company voted on the following three items:

1.	The election of ten directors to terms ending in 2021.
2.	An advisory resolution on the compensation of the Company's named executive officers.
3.	The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2020.
Proposal 1. Each of the directors listed below was re-elected as a director of the Company. The nominees for director were elected based on the following votes.

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shirley C. Franklin	124,443,483	10,342,573	66,395	9,344,256
J. Scott Hall	133,340,231	1,446,062	66,158	9,344,256
Thomas J. Hansen	125,001,131	9,782,955	68,366	9,344,256
Jerry W. Kolb	120,711,899	14,072,750	67,803	9,344,256
Mark J. O'Brien	121,256,012	13,529,694	66,745	9,344,256
Christine Ortiz	134,665,726	119,441	67,285	9,344,256
Bernard G. Rethore	120,744,824	14,040,445	67,182	9,344,256
Lydia W. Thomas	122,133,433	12,649,875	69,143	9,344,256
Michael T. Tokarz	121,252,930	13,531,331	68,190	9,344,256
Stephen C. Van Arsdell	134,675,849	108,573	68,030	9,344,256

Proposal 2. The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers received the following votes.

Votes for approval	130,432,706
Votes against approval	2,373,956
Abstentions	2,045,790
Broker Non-Votes	9,344,256

Proposal 3. The proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2020 received the following votes.

Votes for approval	141,931,062
Votes against approval	2,176,900
Abstentions	88,745

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2020	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Steven S. Heinrichs
Steven S. Heinrichs
Executive Vice President, Chief Legal and Compliance Officer and Secretary